UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

April 21, 2020

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2020, Telkonet, Inc. (the “Company”) entered into an unsecured promissory note, dated as of April 17, 2020 (“the Loan”), with Heritage Bank of Commerce under the Paycheck Protection Program (the “PPP”) administered by the United States Small Business Administration (“SBA”) and authorized by the Keeping American Workers Employed and Paid Act, which is part of the Coronavirus Aid, Relief, and Economic Security Act, enacted on March 27, 2020.

The principal amount of the Loan is $913,063, bears interest of 1.0% per annum and has a maturity date of two years from the date the proceeds are disbursed. The proceeds of the Loan were disbursed on April 21, 2020. No payments of principal or interest are required during the first six months, but interest accrues during this period. After this period monthly payments of principal and interest are required and continue until maturity with respect to any portion of the Loan not forgiven, as discussed below. The Loan may be prepaid, in full or in part, at any time prior to maturity with no prepayment penalties. The Note contains events of default and other provisions customary for a loan of this type.

Under the terms of the PPP, the Company can apply for, and be granted, forgiveness for all or a portion of the Loan. Such forgiveness will be determined, subject to limitations and ongoing rulemaking by the SBA, based on the use of loan proceeds for eligible purposes, including payroll costs, mortgage interest, rent, utility costs and the maintenance of employee and compensation levels. At least 75% of such forgiven amounts must be used for eligible payroll costs. The amount of loan forgiveness will be reduced if the Company terminates employees or reduces salaries during the eight-week period following the date the proceeds are disbursed.

No assurance is provided that the Company will obtain forgiveness of the PPP loans in whole or in part.

The foregoing description of the Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Paycheck Protection Program Promissory Note, dated April 17, 2020, between Telkonet, Inc. and Heritage Bank of Commerce

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Forward Looking Statements

This Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and business generally, the Company’s ability to increase income streams, to grow revenue and earnings, the contemplated forgiveness of the Loan, the uncertainty in the financial markets in the wake of the COVID-19 pandemic and the effect of the COVID-19 pandemic on the Company's business and operating results. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2020	TELKONET, INC.

By: /s/ Jason Tienor
Jason Tienor
Chief Executive Officer

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